EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Amerigo Energy, Inc. (the "Company") on Form  10-K for the period ending December 31, 2013 as filed with the Securities and Exchange  Commission  on the date hereof (the "Report"), Jason F. Griffith, Chief Executive and Financial Officer of the Company, respectively, do certify, pursuant to 18 U.S.C. Section  1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his and her knowledge:

(1) The Report fully complies with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents,  in  all  material respects, the financial condition and results of operations of the Company.

/s/ Jason F. Griffith

Chief Executive and Financial Officer

April 2, 2014